Exhibit 99.1

Sandler O'Neill + Partners L.P. Visit with FCBP Management Century City, California March 13, 2008

March 13, 2008 Sandler O'Neill + Partners L.P. 2 Forward-Looking Statements and Where to Find Additional Information This presentation contains certain forward-looking information about First Community that is intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking statements. Such statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond the control of the Company. We caution readers that a number of important factors could cause actual results to differ materially from those expressed in, implied or projected by, such forward-looking statements. Risks and uncertainties include, but are not limited to: planned acquisitions and related cost savings cannot be realized or reali zed within the expected time-frame; lower than expected revenues; credit quality deterioration which could cause an increase in the allowance for credit losses and a reduction in net earnings; increased competitive pressure among depository institutions; the Company’s ability to complete announced acquisitions, to successfully integrate acquired entities, or to achieve expected synergies and operating efficiencies within expected timeframes or at all; the integration of acquired businesses costs more, takes longer or is less successful than expected; the possibility that personnel changes will not proceed as planned; the cost of additional capital is more than expected; a change in the interest rate environment reduces interest margins; asset/liability repricing risks and liquidity risks; pending legal matters may take longer or cost more to resolve or may be resolved adversely to the Company; general economic conditions, either nationally or in the market areas in which the Company does or anticipates doing business, are less favorable than expected; environmental conditions, including natural disasters, may disrupt our business, impede our operations, negatively impact the values of collateral securing the Company’s loans or impair the ability of our borrowers to support their debt obligations; the economic and regulatory effects of the continuing war on terrorism and other events of war, including the war in Iraq; legislative or regulatory requirements or changes adversely affecting the Company’s business; changes in the securities markets; regulatory approvals for any acquisitions cannot be obtained on the terms expected or on the anticipated schedule; and, other risks that are described in First Community’s public filings with the U.S. Securities and Exchange Commission (the “SEC”). If any of these risks or uncertainties materializes or if any of the assumptions underlying such forward-looking statements proves to be incorrect, First Community’s results could differ materially from those expressed in, implied or projected by such forward-looking statements. First Community assumes no obligation to update such forward-looking statements. •• For a more complete discussion of risks and uncertainties, investors and security holders are urged to read First Community Bancorp’s annual report on Form 10-K, quarterly reports on Form 10-Q and other reports filed by First Community with the SEC. The documents filed by First Community with the SEC may be obtained at First Community Bancorp’s website at www.firstcommunitybancorp.com or at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from First Community by directing a request to: First Community Bancorp c/o Pacific Western Bank, 275 North Brea Boulevard, Brea, CA 92821. Attention: Investor Relations. Telephone 714-671-6800.

March 13, 2008 Sandler O'Neill + Partners L.P. 3 NASDAQ Symbol FCBP Fully Diluted Shares 27.7 Million* Market Capitalization $693.9 Million ** Average Volume 536,241 shares per day ** Dividends Per Share $1.28 per year (5.17% yield) ** (Annualized) Analyst Coverage Credit Suisse FIG Partners Fox-Pitt, Kelton Friedman Billings Ramsey Keefe, Bruyette & Woods, Inc. Oppenheimer Rochdale Securities * Average fully diluted shares for quarter ended 12/31/07 ** Per share price of $24.78 as of March 10, 2008 Stock Summary

March 13, 2008 Sandler O'Neill + Partners L.P. 4 Overview • Commercial Banking Focus in Southern California – $5.2 Billion in Assets • Operating Strategy Drives Top Tier Profitability 2007 Ratios: – Net Interest Margin for Q407 – 6.11% – Cost of Deposits for Q407 – 1.67% – Efficiency Ratio for Q407 – 53.2% Prepayment penalties, a charitable contribution and reorganization costs (which together totaled $2.8 million) increased the fourth quarter efficiency ratio from 49.1% to 53.2% – NPA Ratio at Year End – 0.63% – Credit Loss Allowance to Net Loans at Year End – 1.55% – Credit Loss Allowance to Nonaccrual Loans at Year End – 272% • Acquisitions – FCBP is the Culmination of 19 Acquisitions – Acquisitions Augment Organic Growth – EPS Accretion Driven by Improving Profitability • Financial Goals – High Profitability – Strong EPS Growth – Minimal Earnings Volatility Source: Company Filings

March 13, 2008 Sandler O'Neill + Partners L.P. 5 Hallmarks of Our Success • Successful Acquirer • Outstanding Profitability • Excellent EPS Growth Record • Strong Credit Quality • Trophy Franchise

March 13, 2008 Sandler O'Neill + Partners L.P. 6 Operating Principles • Profitability is Top Priority • Strategic Focus on Low-Cost Deposits • Strong Expense Management • Solid Credit Quality Is a Must • Results Include – Strong Net Interest Margin – High Return on Assets

March 13, 2008 Sandler O'Neill + Partners L.P. 7 Non-Interest Bearing Deposits to Total Deposits 37% 43% 49% 46% 33% 35% 38% 42% 22% 22% 21% 22% 23% 23% 24% 24% 2000 2001 2002 2003 2004 2005 2006 2007 FCBP CA Banks * Excludes a short-term interest bearing deposit received on December 31, 2004 Source: Company Filings and SNL DataSource *

March 13, 2008 Sandler O'Neill + Partners L.P. 8 Strong Net Interest Margins Versus Peers 5.41% 5.24% 5.58% 5.32% 6.81% 6.37% 6.67% 6.34% 4.03% 3.78% 3.83% 4.19% 4.32% 3.95% 3.91% 3.59% 2000 2001 2002 2003 2004 2005 2006 2007 FCBP Peers Peers Defined as median of all Major Exchange (NYSE, AMEX, NASDAQ) Banks with $5B to $10B in Assets as of most recent financial data. Source: Company Filings and SNL DataSource

March 13, 2008 Sandler O'Neill + Partners L.P. 9 78% 70% 66% 55% 57% 50% 47% 48% 2000 2001 2002 2003 2004 2005 2006 2007 Efficiency Ratio Source: Company Filings $35 $45 $51 $59 $61 $56 $55 $54 20 00 20 01 20 02 200 3 200 4 2005 2006 2007 Average Branch Size ($ - M) Average Branch Size Source: Company Filings and SNL DataSource Focus and Execution Drive Efficiency

March 13, 2008 Sandler O'Neill + Partners L.P. 10 Strong Credit Culture Source: Company Filings 0.37% 0.20% 0.31% -0.07% 0.08% 0.29% 0.03% 0.00% 0.24% -0.11% 0.25% -0.03%-0.05% -0.05% 0.21% 0.08% -0.01% 0.10%0.00% 0.07% 0.02% 0.01% -0.19% 0.07% 1Q02 3Q02 1Q03 3Q03 1Q04 3Q04 1Q05 3Q05 1Q06 3Q06 1Q07 3Q07 Net Charge-Offs to Average Loans December 31, 2007 Ratios: Nonaccrual Loans/Total Loans – 0.56% Credit Allowance/Net Loans – 1.55% Credit Allowance/Nonaccrual Loans – 272%

March 13, 2008 Sandler O'Neill + Partners L.P. 11 Non-Owner Occupied Residential Construction Exposure at December 31, 2007 Source: Company Filings $1,772 223 $ 395,198 3,842 22 84,533 Residential multifamily 1,299 74 96,123 Mixed use land - commercial and residential 1,783 75 133,694 Residential nonowner occupied single family $1,555 52 $ 80,848 Residential land ($ in Thousands) Avg Balance # of Loans Balance

March 13, 2008 Sandler O'Neill + Partners L.P. 12 1.73% 1.72% 0.56% 0.92% 1.14% 1.41% 1.35% 1.68% 2000 2001 2002 2003 2004 2005 2006 2007 Return on Average Assets Source: Company Filings

March 13, 2008 Sandler O'Neill + Partners L.P. 13 Acquisition Strategy • Similar Strategic Focus • In-Market Consolidation • Key Drivers of Accretion – Cost Savings – Customer Retention – Margin Improvement

March 13, 2008 Sandler O'Neill + Partners L.P. 14 Strong Franchise Value • $5.2 Billion in Assets – 11th Largest Publicly Traded CA Bank* – Largest Community Bank in San Diego County • Southern California Footprint – 60 Branches • High Profitability • Strong Capital Base • Low Cost of Deposits • High Net Interest Margin • Solid Credit Quality * Source: SNL DataSource

March 13, 2008 Sandler O'Neill + Partners L.P. 15 Attractive Southern California Footprint

March 13, 2008 Sandler O'Neill + Partners L.P. 16 Top Decile in EPS Growth $0.47 $1.23 $1.58 $2.02 $2.27 $2.98 $3.21 $3.15 $2.71 2000 2001 2002 2003 2004 2005 2006 2007 2008E Consensus* 31% 7 – Year CAGR Source: Company Filings Top Decile Calculated from CAGR of EPS from 2000-2007 of All Public Banks With Available Data From SNL. *Consensus Estimates from First Call as of March 10, 2008. First Community does not provide earnings guidance. Analyst estimates are provided for convenience only, and First Community is neither endorsing nor adopting such estimates or the projections of any research analysts who cover the Company.

March 13, 2008 Sandler O'Neill + Partners L.P. 17 0 100 200 300 400 500 Jun-00 Jun-01 Jun-02 Jun-03 Jun-04 Jun-05 Jun-06 Jun-07 First Community KBW Bank Index S&P 500 Strong Performance Has Been Rewarded Data Through 03/10/08

March 13, 2008 Sandler O'Neill + Partners L.P. 18 2008 • Focus on Credit • Serve the Best and Largest Customers • Grow DDA Balances • Maintain Net Interest Margin • Delaware Reincorporation • Acquisitions